Exhibit 99.1

WNS (Holdings) Limited

WNS (Holdings) Limited reports unaudited fiscal 2024 and 2023 results under accounting principles generally accepted in the United States of America

NEW YORK, LONDON, MUMBAI; July 09, 2024 — WNS (Holdings) Limited (“WNS” or “the Company”) (NYSE: WNS), a leading provider of global digital-led Business Process Management (BPM) solutions today released a supplementary financial information package (the “Supplemental Financial Information”) containing its unaudited quarterly financial results for each of the quarters in fiscal 2024 and for full year fiscal 2024 and 2023 prepared in accordance with United States Generally Accepted Accounting Principles (“US GAAP”). The Company transitioned from reporting on the forms available to foreign private issuers (FPIs) and filing financial statements with the SEC under the International Financial Reporting Standards (“IFRS”) to voluntarily filing on US domestic issuer forms and filing its financial statements under US GAAP.

Our first set of unaudited financial statements prepared in accordance with US GAAP will be for the first quarter ended June 30, 2024, which will include certain comparative financial information for fiscal 2024. Until the adoption of US GAAP, the financial statements included in our annual reports on Form 20-F and reports on Form 6-K were prepared in accordance with the IFRS, as issued by the International Accounting Standards Board (“IASB”).

The Supplemental Financial Information is contained in an exhibit to a report on Form 8-K submitted to the US Securities and Exchange Commission on July 09, 2024. The Supplemental Financial Information sets forth the key impact on our quarterly financial statements for each of the quarters in fiscal 2024 and for full year fiscal 2024 and 2023 as a result of our transition to US GAAP. We provide the Supplemental Financial Information to help users of our financial statements better understand such impact of the transition to US GAAP on the Company’s financial statements that will be included as the comparative information in the Company’s consolidated interim financial statements for the quarterly periods during fiscal 2025 and for full year fiscal 2025 that will be prepared in accordance with US GAAP.

WNS (Holdings) Limited

The consolidated financial information included in this report for the full year fiscal 2024 and 2023 under IFRS have been derived from our audited consolidated financial statements included in our annual report for the year ended March 31, 2024 on Form 20-F.

Impact of US GAAP on net income

The following table provides a summary of the significant differences between US GAAP and IFRS on our net income for the four quarters of fiscal 2024 and the years ended March 31, 2024 and 2023.

	Three months ended				Year ended
(US$ thousands)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Net income as per IFRS	$30,136	$57,813	$39,636	$12,563	$140,148	$137,308
Net impact of US GAAP adjustment	1,828	1,629	1,901	1,971	7,329	1,114

Net income as per US GAAP	$31,964	$59,442	$41,537	$14,534	$147,477	$138,422

The primary impact as a result of conversion to US GAAP on net income for fiscal 2024 and 2023 is outlined below under “US GAAP adjustments to net income and shareholders’ equity”.

WNS (Holdings) Limited

US GAAP adjustments to net income and shareholders’ equity

An explanation of how the transition from IFRS to US GAAP has affected the Company’s net income for the four quarters of fiscal 2024 and the years ended March 31, 2024 and 2023 and shareholders’ equity as of March 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024 is set out in the following tables and the notes outlined below under “Notes to reconciliation of net income and shareholders’ equity”:

Reconciliation of net income

		Three months ended				Year ended
(US$ thousands)	Notes	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Net income as per IFRS		$30,136	$57,813	$39,636	$12,563	$140,148	$137,308
Lease	1	569	384	483	(4)	1,432	875
Employee benefits	2	(3)	(4)	(3)	(20)	(30)	85
Income tax expense	3	1,262	1,249	1,421	1,995	5,927	154

Total US GAAP adjustments		$1,828	$1,629	$1,901	$1,971	$7,329	$1,114

Net income as per US GAAP		$31,964	$59,442	$41,537	$14,534	$147,477	$138,422

WNS (Holdings) Limited

Reconciliation of shareholders’ equity:

(US$ thousands)	Notes	March 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Shareholders’ equity under IFRS		$754,003	$801,136	$760,578	$816,326	$821,983	$765,728
Lease	1	20,280	19,714	20,216	20,195	20,965	20,847
Employee benefits	2	—	—	—	—	—	—

Net total impact		20,280	19,714	20,216	20,195	20,965	20,847
Income tax expense impact on above transactions	3(a)	(3,045)	(3,744)	(3,844)	(3,924)	(4,027)	(4,191)
Income tax expense impact on share based compensation expense	3(b)	(3,153)	(5,049)	(1,003)	583	2,356	4,924

Total US GAAP adjustments		14,082	10,921	15,369	16,854	19,294	21,580

Shareholders’ equity under US GAAP		$768,085	$812,057	$775,947	$833,180	$841,277	$787,308

Notes to reconciliation of net income and shareholders’ equity

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 -“Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 -“Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

WNS (Holdings) Limited

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (Holdings) Limited

US GAAP impact on earnings per ordinary share, basic and diluted

The following table provides the impact of US GAAP adjustments on basic earnings per ordinary share in fiscal 2024 and 2023:

	Three months ended				Year ended
(US$)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Basic earnings per ordinary share under IFRS	$0.63	$1.22	$0.84	$0.27	$2.97	$2.85
Net impact of US GAAP adjustments	0.04	0.03	0.04	0.04	0.15	0.02

Basic earnings per ordinary share under US GAAP	$0.67	$1.25	$0.88	$0.31	$3.12	$2.87

The following table provides the impact of US GAAP adjustments on diluted earnings per ordinary share in fiscal 2024 and 2023:

	Three months ended				Year ended
(US$)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Diluted earnings per ordinary share under IFRS	$0.60	$1.16	$0.81	$0.26	$2.83	$2.70
Net impact of US GAAP adjustments	0.04	0.04	0.04	0.04	0.16	0.04

Diluted earnings per ordinary share under US GAAP	$0.64	$1.20	$0.85	$0.30	$2.99	$2.74

WNS (Holdings) Limited

The following table provides the impact of US GAAP adjustments on diluted weighted average number of equity shares in fiscal 2024 and 2023:

	Three months ended				Year ended
(US$)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Diluted weighted average ordinary shares outstanding	50,259,257	49,650,152	49,083,704	48,252,531	49,570,081	50,877,769
Net impact of US GAAP adjustments*	—	—	—	—	(258,307)	(353,825)

Diluted weighted average number of equity shares under US GAAP	50,259,257	49,650,152	49,083,704	48,252,531	49,311,774	50,523,944

*

Under IFRS, dilutive potential ordinary shares are determined independently for each period presented. The number of dilutive potential ordinary shares included in the annual (or year-to-date) period is not equal to a weighted average of the dilutive potential ordinary shares included in each interim computation. Under US GAAP, the calculation of diluted EPS for year-to-date (including annual) periods is based on the weighted average number of the shares included in each interim period for that year-to-date period.

The following table provides the impact of US GAAP adjustments on diluted weighted average number of equity shares in fiscal 2024:

	For the period from April 1, 2023 to
(US$)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Diluted weighted average ordinary shares outstanding	50,259,257	50,009,844	49,755,508	49,570,082
Net impact of US GAAP adjustments*	—	(56,736)	(92,903)	(258,308)

Diluted weighted average number of equity shares under US GAAP	50,259,257	49,953,108	49,662,605	49,311,774

*

Under IFRS, dilutive potential ordinary shares are determined independently for each period presented. The number of dilutive potential ordinary shares included in the annual (or year-to-date) period is not equal to a weighted average of the dilutive potential ordinary shares included in each interim computation. Under US GAAP, the calculation of diluted EPS for year-to-date (including annual) periods is based on the weighted average number of the shares included in each interim period for that year-to-date period.

WNS (Holdings) Limited

About WNS

WNS (Holdings) Limited (NYSE: WNS) is a leading Business Process Management (BPM) company. WNS combines deep industry knowledge with technology, analytics, and process expertise to co-create innovative, digitally led transformational solutions with over 600 clients across various industries. WNS delivers an entire spectrum of BPM solutions including industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to re-imagine the digital future of businesses. As of March 31, 2024, WNS had 60,125 professionals across 65 delivery centers worldwide including facilities in Canada, China, Costa Rica, India, Malaysia, the Philippines, Poland, Romania, South Africa, Sri Lanka, Turkey, the United Kingdom, and the United States. For more information, visit www.wns.com.

Safe Harbor Statement

This release contains forward-looking statements, as defined in the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations and assumptions about our Company and our industry. Generally, these forward-looking statements may be identified by the use of terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “seek,” “should” and similar expressions. These statements include, among other things, expressed or implied forward-looking statements relating to discussions of our strategic initiatives and the expected resulting benefits, our growth opportunities, industry environment, our expectations concerning our future financial performance and growth potential, including our fiscal 2025 guidance, estimated capital expenditures, expected foreign currency exchange rates, and reporting change discussed above and the expected resulting benefits. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include but are not limited to worldwide economic and business conditions, our dependence on a limited number of clients in a limited number of industries; the impact of the recurrence of the COVID-19 pandemic on our and our clients’ business, financial condition, results of operations and cash flows; currency fluctuations; political or economic instability in the jurisdictions where we have operations; regulatory, legislative and judicial developments; increasing competition in the BPM industry; technological innovation; our liability arising from fraud or unauthorized disclosure of sensitive or confidential client and customer data; telecommunications or technology disruptions; our ability to attract and retain clients; negative public reaction in the US or the UK to offshore outsourcing; our ability to collect our receivables from, or bill our unbilled services to our clients; our ability to expand our business or effectively manage growth; our ability to hire and retain enough sufficiently trained employees to support our operations; the effects of our different pricing strategies or those of our competitors; our ability to successfully consummate, integrate and achieve accretive benefits from our strategic acquisitions (including Vuram, OptiBuy, and The Smart Cube), and to successfully grow our revenue and expand our service offerings and market share; future regulatory actions and conditions in our operating areas; and our ability to manage the impact of climate change on our business. These and other factors are more fully discussed in our most recent annual report on Form 20-F and subsequent reports on Form 6-K filed with or furnished to the US Securities and Exchange Commission (SEC) which are available at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements. Except as required by law, we do not undertake to update any forward-looking statements to reflect future events or circumstances. References to “$” and “USD” refer to the United States dollars, the legal currency of the United States.

CONTACT:

Investors:	Media:
David Mackey	Archana Raghuram
EVP – Finance & Head of Investor Relations	Global Head – Marketing & Communications and Corporate Business Development
WNS (Holdings) Limited	WNS (Holdings) Limited
+1 (646) 908-2615	+91 (22) 4095 2397
david.mackey@wns.com	archana.raghuram@wns.com ; pr@wns.com